UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): November 27, 2018

Southern National Bancorp of Virginia, Inc.
(Exact Name of Registrant as Specified in Charter)

Virginia	001-33037	20-1417448
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6830 Old Dominion Drive, McLean, Virginia 22101
(Address of Principal Executive Offices) (Zip Code)

(703) 893-7400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Southern National Bancorp of Virginia, Inc. (the “Company”) appointed Daniel H. Burch to its Board of Directors and the Board of Directors of Sonabank, the Company’s wholly-owned subsidiary. The Company named Mr. Burch to the Board’s Audit Committee. Mr. Burch will be compensated in the same manner as the other directors of the Company.

A copy of the press release announcing Southern National’s appointment of Mr. Burch is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release dated November 27, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Southern National Bancorp of Virginia, Inc.

Date: November 27, 2018	By:	/s/ Jeffrey L. Karafa
Jeffrey L. Karafa
Chief Financial Officer